UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 22, 2011

SUNOCO, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-6841	23-1743282
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

1818 Market Street, Suite 1500, Philadelphia, PA		19103-7583
(Address of principal executive offices)		(Zip Code)

(215) 977-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 22, 2011, Rosemarie B. Greco notified Sunoco, Inc. (the “Company”) of her decision not to stand for re-election to the Company’s Board of Directors (the “Board”), at the Company’s annual meeting of shareholders on May 5, 2011. Ms. Greco, 64, who served as a Board member since 1998, has served on the Board’s Audit, Executive and Governance Committees as well as serving as Chair of the Board’s Compensation Committee. Ms. Greco indicated that she had no disagreements with the Company, its management or the other directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNOCO, INC.
(Registrant)
Date: February 25, 2011
/s/ Joseph P. Krott
Joseph P. Krott
Comptroller
(Principal Accounting Officer)